UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05992

JAPAN SMALLER CAPITALIZATION FUND, INC.

(Exact name of registrant as specified in charter)

Worldwide Plaza
309 West 49th Street
New York, NY 10019

(Address of principal executive offices)

Nomura Asset Management U.S.A. Inc.

Worldwide Plaza
309 West 49th Street
New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-833-0018

Date of fiscal year end: February 28, 2026

Date of reporting period: February 28, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

JAPAN SMALLER CAPITALIZATION FUND, INC.

ANNUAL REPORT
FEBRUARY 28, 2026

JAPAN SMALLER CAPITALIZATION FUND, INC.
April 28, 2026
To Our Shareholders:
We present the Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the fiscal year ended February 28, 2026.
The net asset value (“NAV”) per share of the Fund increased by 55.8% and the closing market price of the Fund (on the New York Stock Exchange (the “Exchange”)) increased by 66.9% after giving effect to the reinvestment of income dividends and ordinary income distributions for the fiscal year ended February 28, 2026. The closing market price of the Fund on February 28, 2026 was $12.37, representing a discount of 10.4% to the NAV of $13.81. The net assets of the Fund totalled $391,326,471 on February 28, 2026.
The Russell/Nomura Small Cap™ Index, the Fund’s benchmark (“Benchmark”), increased by 48.0% in United States (“U.S.”) dollar terms. During the fiscal year ended February 28, 2026, the Fund outperformed the Benchmark by 7.8% on a NAV basis. The Tokyo Price Index (the “TOPIX”), a free-float adjusted market capitalization-weighted index covering an extensive proportion of the Japanese stock market, increased by 41.8% and the Nikkei Stock Average Index (“Nikkei”), a price-weighted index of the 225 leading stocks on the TSE, increased by 52.9% in U.S. dollar terms for the fiscal year ended February 28, 2026. The Benchmark increased by 51.6% and outperformed the TOPIX index, which increased by 45.4% in local currency terms, for the fiscal year ended February 28, 2026. The Japanese yen (“Yen”) depreciated by 3.6% against the U.S. dollar during the fiscal year ended February 28, 2026.
For the quarter ended February 28, 2026, the Benchmark increased by 17.2%, the TOPIX increased by 16.7%, and the Nikkei increased by 17.2% in U.S. dollar terms. The total return based on NAV of the Fund increased by 18.5% and outperformed the Benchmark by 1.2%. The total return based on the closing market price of the Fund increased by 17.6% and the Yen appreciated by 0.1% against the U.S. dollar during the quarter ended February 28, 2026.
Investment Strategy
The Fund aims to invest in undervalued stocks that offer fundamental strength and potential for improvement. The Fund performs extensive fundamental research to identify companies that have not received much attention from the market despite their excellent business strategies, companies where management has shown signs of change due to internal reforms, and companies where capital efficiency is projected to improve due to changes in their attitude toward shareholder returns. The Fund focuses on companies that are leaders in certain niche markets, companies with large or expanding market shares, and stocks that offer idiosyncratic business growth prospects.
Performance
In terms of the sector allocation strategy during the fiscal year ended February 28, 2026, the underweight position in the Retail Trade sector and the overweight position in the
Glass & Ceramics Products sector generated the largest positive contributions. Sector returns were negatively affected by the underweight position in the Electric Appliances sector and the overweight position in the Wholesale Trade sector.
Positions that added value to the Fund’s relative performance included Tryt Inc. in the Services sector, Daishi Hokuetsu Financial Group, Inc. in the Banks sector, and Nippon Seiki Co., Ltd. in the Transportation Equipment sector. Conversely, positions that detracted from relative performance included Quants Research Institute Holdings, Inc. in the Services sector, Askul Corporation in the Retail Trade sector, and Tsumura & Co. in the Pharmaceutical sector.

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Market Review
The Benchmark index rose 53.3%, outperforming the TOPIX index, which appreciated by 50.5% in local currency terms on a total return basis over the one-year review period ended February 28, 2026. During the past 12 months, the Japanese equity market delivered strong and resilient performance results, supported by improving domestic political clarity, solid corporate fundamentals, renewed global risk appetite, and growing optimism around technology and AI-related investment. Despite periods of elevated volatility driven by tariffs, geopolitics, and policy uncertainty, the Japanese equity market finished the period on a notably strong footing, with broad-based optimism supported by both cyclical and structural factors.
The Japanese equity market fell sharply in late March, losing nearly 5% in the last two sessions and ending the month up only 0.22%, as measured by the TOPIX Total Return Index. After trading in a narrow range while investors eyed U.S. tariff developments, stocks rose about 5% when the Trump administration postponed implementing its planned 25% tariffs on Canada and Mexico. That optimism vanished when President Trump later imposed a 25% tariff on all cars and parts imported into the U.S., effective April 2. Investors realized the administration was unlikely to yield, and weakening consumer confidence raised fears of a U.S. slowdown or stagflation.
The TOPIX rose 0.33% in April. Though modest, few expected gains at the month’s start. A late-March announcement of 25% tariffs on cars and auto parts jolted markets, and the shock deepened after President Trump unveiled a menu of “reciprocal tariffs” on April 2, applying to all countries. Nations with large U.S. trade surpluses faced steep 20–40% rates, while others paid at least 10%; tariffs on China were raised to 145%. Together, these steps would raise effective tariffs on all U.S. imports to about 25%, a level last seen in the early 20th century, threatening U.S.-led postwar free-trade frameworks.
Global equities extended their mid-April rally, returning to pre–“Liberation Day” tariff levels. The TOPIX rose 5.10% in May. A U.S.–U.K. draft trade deal signed in early May, the first since the Trump administration declared a sweeping overhaul of free trade, kept 10% tariffs but raised hopes for negotiations with other countries. Reports of progress with China and the EU reduced trade war risks. Japan’s economic policy minister led talks with the U.S. before the June G7, while the Trump administration approved Nippon Steel’s investment in U.S. Steel. Despite the progress, uncertainty persists.
The TOPIX traded in a narrow range for most of June, but a late rally lifted it 1.96%. Stalled U.S. trade talks and rising geopolitical tensions capped the gains. Hopes tied to a G7 meeting between Prime Minister Ishiba and President Trump faded when Trump cut his visit short, and the summit ended without a joint communiqué. Despite seven U.S. trips by lead negotiator Ryosei Akazawa, no agreement was reached. Israel’s escalation of its simmering conflict with Iran and surprise U.S. strikes on Iran’s nuclear sites heightened geopolitical risks. Oil prices spiked on fears of disruption to the Strait of Hormuz shipping channel. Currency markets were nervous, yet equities proved resilient, with net inflows for 13 straight weeks.
The TOPIX posted a 3.17% gain in July, briefly hitting a record. Trading was range-bound in early July amid stalled U.S.–Japan talks, and a threat to lift reciprocal tariffs from 24% to 25% effective August 1, as well as uncertainty over the July 20 House of Councillors (upper house) election, with fears of a hung parliament and a dual bond–currency selloff. Outcomes proved better than feared: talks ended with Japan settling for 15% tariffs across industries, including autos, with exceptions such as semiconductors and pharmaceuticals to be handled under the U.S. Trade Expansion Act. Although higher than WTO-era levels, the tariff deal was seen as a success and sparked a broad rally. The ruling coalition avoided a meltdown, remaining just short of a simple majority; the prime minister stayed in office, and fears of undisciplined fiscal spending receded.
The TOPIX extended its recent gains with a strong 4.52% rally in August, with the TOPIX cementing its position in record-high territory. Matters of significant uncertainty are

2

now behind us, especially regarding negotiations over U.S. trade tariffs and the House of Councillors election results. In the end, both outcomes turned out better than feared. Investor optimism therefore seems to have returned. Meanwhile, U.S. labor statistics released at the beginning of August showed weaker-than-expected job growth in July, along with significant downward revisions to the May and June figures. Soft U.S. labor market data fueled investor optimism for an early or even imminent interest rate cut by the Federal Reserve, further encouraging risk-on sentiment.
The TOPIX extended its rally in September, gaining 2.98% and pushing the index to fresh record highs. Despite the absence of a clear catalyst, positive sentiment (or at least a lack of negative news) helped to drive the market higher. Increased expectations of a rate cut by the Federal Reserve (the “Fed”) following Chair Jerome Powell’s speech at the Jackson Hole symposium for central bankers in late August supported optimism, and the Fed subsequently delivered the expected 25 basis point rate cut on 17 September. Somewhat ironically, Prime Minister Ishiba’s resignation announcement earlier in the month also triggered a strong market rally. The race for the leadership of the ruling Liberal Democratic Party appeared to bring a renewed sense of optimism to Japanese politics.
The TOPIX extended its positive run to eight consecutive months and recorded the year’s largest monthly gain in October, as the TOPIX advanced 6.20%. While the AI theme has continued to dominate the recent rally, the market’s response to domestic political developments has proved more sanguine than previously expected. Sanae Takaichi became Japan’s first female prime minister, and the market welcomed the new political landscape. Equities reacted positively to her economic policies, which leaned toward fiscal expansion and accommodative monetary conditions. Meanwhile, the Japanese yen weakened against both the U.S. dollar and the euro. After adjusting for the weaker yen, the Japanese equity market marginally outperformed its global peers in October.
The TOPIX rose 1.42% in November, despite an absence of new catalysts and signs of investor fatigue in parts of the market. A series of debt financing rounds by AI developers and cloud-service providers reminded investors that profits must ultimately justify the scale of substantial AI infrastructure spending. Cooling enthusiasm for the AI theme triggered a sharp sell-off in what had seemed like invincible AI-related stocks. Nevertheless, the broader rally meant the market as a whole still finished the month in positive territory. It was not just a matter of sector rotation, solid fundamentals also underpinned the market’s resilience. Corporate earnings growth forecasts have been revised up consistently, and the latest consensus estimates now indicate flat to slightly positive growth. This represented a meaningful improvement from the decline of six to eight percentage points expected just a few months earlier.
Although positive momentum eased somewhat, the TOPIX still recorded another monthly gain in December, advancing by 1.03% in December. Earlier concerns that massive debt financing by technology companies for AI infrastructure investment could trigger broader market fallout had weighed on investor sentiment. However, shares of leading AI-related stocks have since rebounded or at least stabilized, helping to calm the market. Optimism also returned after the Fed cut its policy rate by 25 basis points.
The TOPIX advanced an additional 4.62% in January. Positive momentum appeared to have accelerated once again, although January also contained a number of surprises and sharp reversals. AI-themed investment once again drove the rally early in the month, led by memory-related semiconductor stocks. Geopolitical developments then took centre stage. Markets were stunned by reports of the capture of Venezuelan President Nicolás Maduro by U.S. forces. Nationwide protests in Iran escalated into a serious government crackdown, prompting a reaction from the U.S. administration and hints of possible military intervention. Oil prices rallied in response to rising geopolitical tension in those regions, while prices of precious metals such as gold and silver also surged.
The TOPIX extended its strong run in February 2026, posting a substantial gain of 10.47%. Japanese equities outpaced other markets by a wide margin, accelerating after the

3

Liberal Democratic Party (LDP) secured a landslide victory in the February 8 snap election. The LDP alone won more than two-thirds of the lower house seats, marking a striking recovery from the minority coalition it had formed with its new partner the Japan Innovation Party. Control of the lower house gives the ruling coalition the power to override the upper house, where it still lacks an overall majority. The election result sparked a powerful market reaction, as Prime Minister Takaichi’s strengthened political position was seen as giving the administration greater scope to pursue a pro-growth economic policy agenda.
Outlook and Future Strategy
The outbreak of conflict in Iran and across the Middle East has cast a shadow over the global economic outlook. Primarily, the risk of a blockade of the Strait of Hormuz together with Iran’s retaliatory strikes on energy infrastructure in neighboring countries have been driving crude oil and liquefied natural gas (LNG) prices higher. Japan remains particularly vulnerable given its heavy dependence on energy resources from the region. The magnitude of the economic impact will hinge on the severity and duration of this spike in crude oil and gas prices.
Beyond geopolitics, a more structural theme with the potential to reshape the economy is the displacement of labor tasks by artificial intelligence. The technological evolution of so-called AI agents, which are capable of performing tasks autonomously, has been striking. Equity markets have already started to price in shifting competitive dynamics in the software industry, where development and operations workflows face the prospect of disruption amid increasing automation.
Having rallied significantly over the first two months of this year, the TOPIX appears vulnerable to profit-taking in the wake of escalating geopolitical risk. Even after the correction in early March, the TOPIX trades at a forward price-to-earnings multiple in excess of 17 times consensus earnings per share (EPS), which is still above the 15 times level that has historically represented the upper end of the valuation range. Nevertheless, we still have a constructive view of the Japan equity market’s underlying fundamentals. A more stable domestic political environment has emerged following the Liberal Democratic Party’s (LDP) decisive victory in the Lower House election, while there are persistent corporate efforts to enhance capital efficiency. This healthy fundamental backdrop suggests the market could be well-positioned to resume its upward trajectory once the external pressures have lifted.
Following the House of Representatives election held on February 8, the LDP secured 316 seats, surpassing the two-thirds supermajority required to override the House of Councilors and pass legislation. This outcome was welcomed by the equity market, as it is expected to underpin the steady progress of the Takaichi administration’s policy of “responsible and proactive fiscal management.” The landslide victory also alleviated concerns regarding a surge in fiscal spending, which had previously been demanded by some opposition parties. As a result, the yen and Japanese long-term interest rates remained stable following the snap election. Under these conditions, small-cap stocks have outperformed slightly against large-caps in February. During the second half of the month, large-cap stocks stalled as their rapid post-election rally triggered investor caution. However, small-cap stocks remained robust, supported by the view that their valuations were lagging behind those of large-caps.
Corporate earnings for small-cap companies in the October-December 2025 quarter were generally solid, with upward revisions outnumbering downward revisions. The projected corporate earnings for the following quarter remain promising as well. For the fiscal year ending March 2027, the profit growth outlook for large-caps has improved to +8% (based on NAM internal projections). Nevertheless, small-caps are expected to maintain their advantage and deliver double-digit earnings growth. In terms of valuation, small-caps continue to trade at a discount relative to large-caps. Rising geopolitical risks in the Middle East and higher energy prices are factors of concern for the small-cap sector as well. However, many small-cap stocks possess idiosyncratic earnings drivers that are resilient to changes in the external environment. We intend to focus our efforts on identifying these high-potential opportunities.

4

The Tokyo Stock Exchange launched its reform agenda for the equity market and index structure in 2022. Starting in 2025, the focus of these reforms is shifting toward small-cap companies, including measures aimed at tightening listing maintenance criteria for the notably sluggish TSE Growth market. The year 2026 will be a major turning point for the TSE Standard Market. Large companies in the Prime Market have already made substantial progress in improving governance. Notably, more than 90% of companies are now disclosing plans to improve capital efficiency. However, only about half of companies in the Standard Market have made similar plans public. We view this gap as a significant opportunity for growth. The Tokyo Stock Exchange is expected to encourage these slower-moving companies to improve, which should provide a catalyst for a long-awaited re-rating.
Another key change is the push to protect individual and minority shareholders. The TSE Standard Market includes many companies controlled by parent companies or founding families. New rules coming in 2026 will make board elections more transparent and increase board independence. Authorities are also beginning to address the long-standing management practice at some family-owned firms of deliberately maintaining low share prices for tax-related reasons. These reforms aim to refocus attention on proper business priorities: growing the company and rewarding shareholders.
For investors, these changes could be a powerful catalyst. At the end of February 2026, the latest draft of the revised Corporate Governance Code — Japan’s best-practice guide for how companies should be run — was announced. This marked the first update in five years. This will pressure small companies that hold significant idle cash balances to deploy the capital for growth or to return it to shareholders via dividends and buybacks. At the same time, efforts to make it easier to buy and sell these stocks will likely attract more investors, unlocking value in companies that were previously overlooked.
In our portfolio, we continue to emphasize undervalued stocks while selectively holding domestically focused growth names with lower exposure to global political risks. Furthermore, we will strive to identify companies poised to benefit from the expanding wave of AI-related investment, as well as those with distinctive strengths in robotics. With the upcoming Tokyo Stock Exchange changes in 2026 and stricter listing rules, the management teams of many companies have already begun to improve. We intend to support this positive trend through direct engagement with companies that have the greatest potential to enhance value.
We will maintain a balanced, value-oriented approach, prioritizing companies with robust balance sheets, clear catalysts for enhanced shareholder returns, and measurable progress in governance. Our bottom-up research will focus on businesses that are less vulnerable to tariff policy changes, those capable of sustaining high earnings visibility amid macroeconomic uncertainty, and under-researched companies where internal reforms are beginning to translate into tangible performance improvements. This positions the portfolio to benefit from both the cyclical tailwinds and structural re-rating opportunities.
The Fund appreciates your continuing support.
Sincerely,

Yusuke Andoh
President

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JAPAN SMALLER CAPITALIZATION FUND, INC.
PERFORMANCE (Unaudited)
ANNUALIZED RETURNS AS OF FEBRUARY 28, 2026

	1 Year	5 Year	10 Year
Net Asset Value(a)	55.8%	11.0%	10.9%
Market Price(a)	66.9%	11.4%	11.4%
Russell/Nomura Small Cap™ Index	48.0%	9.3%	9.6%

(a)	Reflects the percentage change in share price adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions.
Performance of a $10,000 Investment (as of February 28, 2026)
The graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

6

DISCLOSURES

Sources: Nomura Asset Management U.S.A. Inc., Nomura Asset Management Co., Ltd., and Bloomberg L.P. Past performance is not indicative of future results. There is a risk of loss.
The NAV price is adjusted for reinvestment of income dividends, ordinary income distributions, long-term capital gain distributions, and capital share transactions. The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions. The Fund’s performance does not reflect sales commissions.
This material contains the current opinions of the Fund’s manager, which are subject to change without notice. This material should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.
Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s Benchmark should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the Yen/U.S. Dollar exchange rate. This report is for informational purposes only. Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.
Indices are unmanaged. An index cannot be directly invested into.
Certain information discussed in this report may constitute forward-looking statements within the meaning of the U.S. federal securities laws. The Fund believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions and can give no assurance that the Fund’s expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.
Russell/Nomura Small Cap Index covers small cap stocks listed on Japanese stock exchanges. This index contains the bottom 15% of the Russell/Nomura Total Market Index in terms of adjusted market capitalization.

SHAREHOLDERS ACCOUNT INFORMATION
Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A., at 1-800-426-5523 for information concerning their accounts.

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PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov; and (3) on the website of the Fund at http://www.nomura-asset.com/investment-solutions/funds/closed-end-funds/jof.
Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s website at http://www.sec.gov.
Additional information about the Fund’s Board of Directors is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the SEC at http://www.sec.gov in the Fund’s most recent proxy statement filing.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files a schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

FUND CERTIFICATIONS

In December 2025 the Fund filed its Principal Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.
The Fund’s Principal Executive Officer and Principal Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s website at http://www.sec.gov.

SHARE REPURCHASES
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may repurchase shares of its common stock in the open market.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy, process and products, which include the Fund.
The Internet web address is http://www.nomura-asset.com/investment-solutions/ funds/closed-end-funds/jof.

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JAPAN SMALLER CAPITALIZATION FUND, INC.
FUND HIGHLIGHTS — FEBRUARY 28, 2026 (Unaudited)
KEY STATISTICS

Net Assets	$391,326,471
Net Asset Value per Share	$13.81
Market Price	$12.37
Percentage Change in Net Asset Value per Share(a)(b)	55.8%
Percentage Change in Market Price(a)(b)	66.9%

MARKET INDICES

Percentage change in market indices:(a)	YEN	U.S.$
Russell/Nomura Small Cap™ Index	51.6%	48.0%
Tokyo Price Index	45.4%	41.8%
Nikkei Stock Average Index	56.5%	52.9%

(a)	From March 1, 2025 through February 28, 2026.
(b)	Reflects the percentage change in share price adjusted for reinvestment of income dividends and ordinary income distributions.
INDUSTRY DIVERSIFICATION

% of Net Assets
Wholesale Trade	12.0
Chemicals	9.4
Banks	8.2
Construction	7.6
Information and Communication	7.0
Machinery	6.9
Transportation Equipment	6.5
Glass and Ceramics Products	5.8
Services	5.2
Retail Trade	4.8
Metal Products	3.6

% of Net Assets
Electric Appliances	3.6
Financing Business	3.1
Food	3.0
Precision Instruments	2.6
Textiles and Apparel	2.1
Other Products	1.7
Pharmaceutical	1.7
Utilities	1.3
Real Estate	1.2
Land Transportation	1.0

TEN LARGEST HOLDINGS

Security	% Net Assets
Sakata INX Corporation	6.4
Daishi Hokuetsu Financial Group, Inc.	3.7
Yondenko Corporation	3.2
The Musashino Bank, Ltd.	3.0
Nippon Seiki Co., Ltd.	3.0
SWCC Corporation	2.8
BuySell Technologies Co., Ltd.	2.8
Citizen Watch Co., Ltd.	2.6
RYODEN Corporation	2.4
Sangetsu Corporation	2.0

9

JAPAN SMALLER CAPITALIZATION FUND, INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Japan Smaller Capitalization Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Japan Smaller Capitalization Fund, Inc. (the “Fund”), including the schedule of investments, as of February 28, 2026, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at February 28, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2026, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Nomura investment companies since 2020.
New York, New York
April 28, 2026

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JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2026

	Shares	Fair Value
JAPANESE EQUITY SECURITIES
Banks — 8.2%
Daishi Hokuetsu Financial Group, Inc.	1,114,300	$14,571,753
Rakuten Bank, Ltd.(a)	19,100	778,685
The Musashino Bank, Ltd.	282,400	11,797,200
The Shiga Bank Ltd.	51,700	2,994,509
Tokyo Kiraboshi Financial Group, Inc.	28,300	2,121,480
		32,263,627
Chemicals — 9.4%
Nihon Tokushu Toryo Co., Ltd.	143,200	2,335,057
Nippon Soda Co., Ltd.	83,100	2,228,246
Osaka Soda Co., Ltd.	50,000	754,125
Sakai Chemical Industry Co., Ltd.	246,400	6,551,722
Sakata INX Corporation	1,456,700	25,013,333
		36,882,483
Construction — 7.6%
Kumagai Gumi Co., Ltd.	500,000	6,471,248
MIRAIT ONE Corporation	128,700	3,349,540
Nishimatsu Construction Co., Ltd.	53,700	2,364,073
Taikisha Ltd.	199,400	5,014,544
Yondenko Corporation	924,600	12,511,646
		29,711,051
Electric Appliances — 3.6%
Ferrotec Corporation	32,100	1,306,007
Horiba, Ltd.	14,300	1,928,198
Idec Corporation	208,200	4,408,784
Oki Electric Industry Co., Ltd.	192,400	3,981,752
Ulvac, Inc.	34,100	2,289,720
		13,914,461
Financing Business — 3.1%
Credit Saison Co., Ltd.	139,700	4,271,334
Mizuho Leasing Co., Ltd.	653,900	6,405,978
NS Group, Inc.	148,000	1,649,028
		12,326,340

See notes to financial statements

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JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS(Continued)
FEBRUARY 28, 2026

	Shares	Fair Value
Food — 3.0%
Morinaga & Co., Ltd.	157,600	$2,917,733
Nichirei Corporation	162,900	2,217,402
Nippn Corporation	93,700	1,721,211
S Foods, Inc.	74,300	1,523,370
S&B Foods, Inc.	110,000	3,259,651
		11,639,367
Glass and Ceramics Products — 5.8%
Asia Pile Holdings Corporation	654,200	6,618,496
Maruwa Co., Ltd.	15,000	5,889,476
Nichiha Corporation	74,900	1,782,819
Noritake Co., Ltd.	96,000	4,305,622
Sumitomo Osaka Cement Co., Ltd.	132,400	3,937,856
		22,534,269
Information and Communication — 7.0%
Cover Corporation(a)	198,800	2,222,688
DAIKO XTECH Ltd.	336,700	2,332,037
Future Corporation	365,700	4,262,107
GMO internet group, Inc.	203,200	3,901,909
Plus Alpha Consulting Co., Ltd.	368,000	5,281,563
Toei Animation Co., Ltd.	71,600	1,117,066
Tsuzuki Denki Co., Ltd.	115,600	3,092,295
Vision, Inc.	609,100	5,151,446
		27,361,111
Land Transportation — 1.0%
Hamakyorex Co., Ltd.	226,800	2,849,622
Maruzen Showa Unyu Co., Ltd.	20,000	1,175,076
		4,024,698
Machinery — 6.9%
Miura Co., Ltd.	220,800	4,562,422
Nabtesco Corporation	89,700	2,921,321
Sansei Technologies, Inc.	361,900	6,156,300
THK Co., Ltd.	181,300	6,548,058
TPR Co., Ltd.	309,900	2,799,673
YAMABIKO Corporation	163,800	4,030,062
		27,017,836

See notes to financial statements

12

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS(Continued)
FEBRUARY 28, 2026

	Shares	Fair Value
Metal Products — 3.6%
G-Tekt Corporation	236,700	$3,134,768
SWCC Corporation	109,500	10,839,500
		13,974,268
Other Products — 1.7%
Komatsu Wall Industry Co., Ltd.	315,400	6,183,720
Nishikawa Rubber Co., Ltd.	14,800	430,985
		6,614,705
Pharmaceutical — 1.7%
Rohto Pharmaceutical Co., Ltd.	131,700	2,060,621
Tsumura & Co	164,200	4,408,124
		6,468,745
Precision Instruments — 2.6%
Citizen Watch Co., Ltd.	812,800	9,962,431
		9,962,431
Real Estate — 1.2%
JINUSHI Co., Ltd.	219,500	4,802,771
		4,802,771
Retail Trade — 4.8%
ASKUL Corporation	354,100	2,956,221
Geo Holdings Corporation	367,000	4,230,229
JM Holdings Co., Ltd.	531,600	5,895,881
Komehyo Holdings Co., Ltd.	112,500	3,333,734
Qol Holdings Co., Ltd.	193,600	2,441,165
		18,857,230
Services — 5.2%
Charm Care Corporation KK	92,200	860,120
HIS Co., Ltd.	112,100	919,353
Koshidaka Holdings Co., Ltd.	152,500	1,143,200
Kyoritsu Maintenance Co., Ltd.	183,800	3,147,240
Quants Research Institute Holdings, Inc.	347,000	1,687,477
Relo Group, Inc.	230,000	2,838,251
SIGMAXYZ Holdings, Inc.	712,700	3,351,734
Step Co., Ltd.	196,500	3,229,361
Tokyotokeiba Co., Ltd.	80,000	3,060,067
		20,236,803

See notes to financial statements

13

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS(Continued)
FEBRUARY 28, 2026

	Shares	Fair Value
Textiles and Apparel — 2.1%
Sanyo Shokai, Ltd.	220,800	$6,132,744
World Co., Ltd.	206,800	2,187,582
		8,320,326
Transportation Equipment — 6.5%
HI-LEX Corporation	80,100	2,055,425
Kyokuto Kaihatsu Kogyo Co., Ltd.	236,500	5,303,540
Morita Holdings Corporation	267,300	5,124,213
Nichirin Co., Ltd.	51,700	1,449,223
Nippon Seiki Co., Ltd.	637,300	11,661,886
		25,594,287
Utilities — 1.3%
Shikoku Electric Power Co., Inc.	86,900	986,064
Tohoku Electric Power Co., Inc.	473,900	3,933,605
		4,919,669
Wholesale Trade — 12.0%
BuySell Technologies Co., Ltd.	285,000	10,773,666
Central Automotive Products, Ltd.	260,700	3,791,696
Kanaden Corporation	417,800	6,322,881
Macnica Holdings, Inc.	92,300	1,637,242
Restar Corporation	235,800	4,759,058
RYODEN Corporation	399,200	9,514,810
Sangetsu Corporation	370,600	7,966,446
Tachibana Eletech Co., Ltd.	106,100	2,314,724
		47,080,523
TOTAL INVESTMENTS — 98.3% (cost $279,414,696)		$384,507,001
TOTAL FOREIGN CURRENCY — 1.5% (cost $6,018,497)(b)		$5,990,439
TOTAL INVESTMENTS AND FOREIGN CURRENCY — 99.8% (cost $285,433,193)		$390,497,440
TOTAL OTHER ASSETS AND LIABILITIES — 0.2%		$829,031
TOTAL NET ASSETS — 100.0%		$391,326,471

(a)	Non-income producing security.
(b)	Japanese Yen - Interest bearing account.
See notes to financial statements

14

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2026

ASSETS:
Investments in Japanese equity securities, at fair value (cost — $279,414,696)	$384,507,001
Foreign currency, at fair value (cost — $6,018,497)	5,990,439
Receivable for investments sold	1,866,796
Receivable for dividends	1,285,527
Cash	33,983
Prepaid expenses	482,225
Total Assets	394,165,971
LIABILITIES:
Payable for investments purchased	2,210,465
Accrued management fee	246,911
Accrued audit and tax fees	145,045
Accrued directors’ fees and expenses	39,297
Other accrued expenses	197,782
Total Liabilities	2,839,500
NET ASSETS:
Capital stock (28,333,893 shares of capital stock outstanding, 100,000,000 shares authorized, par value $0.10 each)	2,833,389
Paid-in capital	286,055,217
Total distributable gain	102,437,865
Net Assets	$391,326,471
Net asset value per share	$13.81

See notes to financial statements

15

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2026

INCOME:
Dividend income (net of $1,053,500 withholding taxes)	$9,481,499
Interest income	57,038
Total Income	$9,538,537
EXPENSES:
Management fee	2,802,225
Discount Management Consulting fee	2,312,775
Legal fees	551,572
Directors’ fees and expenses	339,871
Other expenses	687,937
Total Expenses	6,694,380
INVESTMENT INCOME — NET	2,844,157
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain on investments and foreign currency transactions:
Net realized gain on investments	48,328,550
Net realized loss on foreign currency transactions	(217,986)
Net realized gain on investments and foreign currency transactions	48,110,564
Net change in unrealized appreciation on investments	93,664,044
Net change in unrealized depreciation on foreign currency transactions and translation	(1,147,341)
Net realized and unrealized gain on investments and foreign currency transactions and translation	140,627,267
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$143,471,424

See notes to financial statements

16

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended February 28, 2026	For the Year Ended February 28, 2025
FROM OPERATIONS:
Net investment income	$2,844,157	$4,600,489
Net realized gain on investments	48,328,550	14,052,962
Net realized loss on foreign currency transactions	(217,986)	(416,826)
Net change in unrealized appreciation (depreciation) on investments	93,664,044	(23,595,526)
Net change in unrealized appreciation (depreciation) on foreign currency transactions and translation	(1,147,341)	12,971,337
Net increase in net assets resulting from operations	143,471,424	7,612,436
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(20,105,730)	(8,834,508)
Decrease in net assets derived from distributions to shareholders	(20,105,730)	(8,834,508)
NET ASSETS:
Beginning of year	267,960,777	269,182,849
End of year	$391,326,471	$267,960,777

See notes to financial statements

17

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
1.	Significant Accounting Policies
Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a closed-end management investment company. The Fund operates as diversified as defined under the Investment Company Act. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990. The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in smaller capitalization Japanese equity securities.
The accompanying financial statements have been prepared in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”) and are stated in U.S. dollars. The Fund is an investment company that follows the accounting and reporting guidance in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.
(a) Valuation of Securities — Investments traded in the over-the-counter market are fair valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the most recent quoted bid price or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are fair valued at the last sales price on the principal market on which securities are traded or, lacking any sales, at the last available bid price. Securities and other assets, including futures contracts and related options, that cannot be fair valued using one of the previously mentioned methods are stated at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund (the “Board”).
(b) Foreign Currency Transactions — Transactions denominated in Yen are recorded in the Fund’s records at the prevailing exchange rate at the time of the transaction. Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.
The net assets of the Fund are presented at the exchange rates and fair values on February 28, 2026. The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at February 28, 2026. Net realized gains or losses on investments include gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities. Net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

18

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS(Continued)
(c) Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend dates and interest income is recorded on an accrual basis. Realized gains and losses on the sale of investments are calculated on the first in, first out basis.
Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification.
Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions. It is the Fund’s policy that, at origination, all loans shall be secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the Fund’s policy that collateral equivalent to at least 100% of the fair value of securities on loan must be maintained at all times (when applicable). Collateral is provided in the form of cash, which would be invested in certain money market funds. The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction. Although each security loan is fully collateralized, there are certain risks. On November 21, 2008, the Fund suspended its participation in the securities lending program. The Fund may resume its participation in the future. During the fiscal year ended February 28, 2026, the Fund did not earn any fees from lending fund portfolio securities, pursuant to the securities lending agreement.
(d) Operating Segments — The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or its results of operations. The intent of ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows. Yusuke Andoh, the Fund’s President and Principal Executive Officer (effective April 11, 2025, previously Yuichi Nomoto), acts as the Fund’s chief operating decision maker (CODM) assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with a single investment objective which is executed by the Fund’s investment manager. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s schedule of investments, statements of changes in net assets and financial highlights. Segment assets are reflected on the accompanying statement of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying statement of operations.

19

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS(Continued)
(e) Income Taxes — A provision for U.S. income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.
Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 15.315% and such withholding taxes are reflected as a reduction of the related revenue. The withholding tax rate of 15.315% was reduced to 10% upon the submission of Form 17 - Limitation on Benefits Article. There is no withholding tax on realized gains.
In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years), and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations. During the current year and for the prior three tax years, the Fund did not incur any interest or penalties.
(f) Use of Estimates in Financial Statement Preparation — The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.
(g) Concentration of Risk — A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the U.S. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.
(h) Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the Statement of Assets and Liabilities.
2.	Management Agreement and Transactions With Affiliated Persons
Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.” or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement. Under the management agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM” or the “Investment Adviser”), as Investment Adviser to the Fund.

20

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS(Continued)
As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 0.90% of the value of the Fund’s average weekly net assets not in excess of $250 million and 0.80% of the Fund’s average weekly net assets in excess of $250 million.
Under the management agreement, the Fund incurred fees to the Manager of $2,802,225 for the fiscal year ended February 28, 2026. Under the investment advisory agreement, the Investment Adviser earned investment advisory fees of $1,240,247 from the Manager, not the Fund, for the fiscal year ended February 28, 2026. At February 28, 2026, the management fee payable to the Manager by the Fund was $246,911.
Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the fiscal year ended February 28, 2026. The Fund pays each Director not affiliated with the Manager an annual fee of $30,000. In addition, the Fund pays each Director not affiliated with the Manager $3,300 per in-person or virtually held meeting attended, $2,200 per telephonic special meeting attended, and Director expenses related to attendance at meetings. The Chairperson of the Board, presently Marcia L. MacHarg, is paid an additional annual fee of $10,000. The Chairman of the Audit Committee, presently David B. Chemidlin, is paid an additional annual fee of $5,000. The Chairman of the Nominating Committee, presently Arthur B. Laby, is paid an additional annual fee of $2,500. The Chairman of the Governance and Compliance Committee, presently Paige P. Ouimet, is paid an additional annual fee of $2,500. Such fees and expenses for unaffiliated Directors aggregated to $339,871 for the fiscal year ended February 28, 2026.
3.	Purchases and Sales of Investments
Purchases and sales of investments, exclusive of foreign currency and investments in short-term securities, for the fiscal year ended February 28, 2026 were $166,082,584 and $187,818,219 respectively.
4.	Federal Income Tax
As of February 28, 2026, net unrealized appreciation on investments, exclusive of foreign currency, for federal income tax purposes was $91,813,913, of which $128,263,274 related to appreciated securities and $36,449,361 related to depreciated securities. The cost of investments, exclusive of foreign currency of $6,018,497 at February 28, 2026 for federal income tax purposes was $292,693,088.
At February 28, 2026, the components of accumulated earnings on a tax basis consisted of unrealized appreciation on investments and foreign currency transactions of $91,785,362, undistributed ordinary income of $10,652,503, and a capital loss carryforward of $0. The differences between book basis and tax basis for unrealized appreciation on investments and foreign currency transactions are attributable to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies.
At February 28, 2026, for federal tax purposes, the Fund does not have any capital loss carryforwards available to offset future capital gains. During the year ended February 28, 2026, the Fund utilized $28,674,413 of capital loss carryforwards.

21

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS(Continued)
During the year ended February 28, 2026, the Fund transitioned to a monthly distribution schedule. The Fund paid total ordinary income distributions of $20,105,730, which represents an aggregate of $0.7096 per share, to shareholders of record throughout the fiscal year.
During the year ended February 28, 2025, the Fund paid an ordinary income distribution of $8,834,508, which represents $0.3118 per share, to shareholders of record as of December 19, 2024. The distribution was paid on December 27, 2024.
During this reporting period, the Fund adopted FASB Accounting Standards Update No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (ASU 2023-09), which requires annual disclosure of the amount of income taxes paid (net of refunds received) disaggregated by federal, state, and foreign taxes, and further disaggregated by individual jurisdiction in which income taxes paid is equal to or greater than 5% of total income taxes paid. The adoption of ASU 2023-09 did not result in any changes to the Fund’s financial statement presentation or disclosure.
5.	Fair Value Measurements
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a frame work for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.
•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
At February 28, 2026, all of the Fund’s investments were determined to be Level 1 securities.
During the fiscal year ended February 28, 2026, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.

22

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS(Continued)
6.	Subsequent Events
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.
On April 17, 2026 the Board announced that it had completed its review of the Fund’s trading discount during the nine-month measurement period beginning on July 1, 2025 and ending on March 31, 2026 in connection with the conditional tender offer (“CTO”) announced by the Board on June 6, 2025. Based on this review, the Board determined that the Fund’s shares traded at an average daily market price discount of 10.5% to the Fund’s net asset value during such nine-month period, satisfying the CTO trigger threshold of 9%. Accordingly, and after considering market conditions and other factors it deems relevant, the Board expects to proceed with a tender offer for 10% of the Fund’s outstanding shares. The final offer size, price at which shares may be tendered, timing of the offer and other terms and conditions of the tender offer will be determined by the Board in its discretion based on market conditions at that time and other factors it deems relevant. Following a meeting of the Board scheduled for late May 2026, the Fund expects to announce additional details about the tender offer, including the anticipated commencement date and other material terms.
On June 6, 2025, the Fund announced that its Board approved a Level Distribution Plan (the “LDP”) under which the Fund will pay monthly distributions at an annualized rate of 10% of the Fund’s NAV as of May 31, 2025. Under the LDP, distributions may be derived from any combination of: (i) net investment income, (ii) realized capital gains, and/or (iii) a return of shareholder capital. Distributions of long-term capital gain may be restricted under SEC regulations. On April 2, 2026, the Fund received SEC exemptive relief to permit the Fund to make more frequent distributions of capital gain than otherwise contemplated by such restrictions, subject to various conditions. It is anticipated that the Fund will rely on the exemptive relief for the Fund’s monthly distributions commencing May 2026.
Management has concluded that there are no other recognized or nonrecognized subsequent events relevant for financial statements disclosure.

23

JAPAN SMALLER CAPITALIZATION FUND, INC.
FINANCIAL HIGHLIGHTS
For a share of common stock outstanding throughout each year:

	For the Year Ended
	February 28,		February 29,	February 28,
	2026	2025	2024	2023	2022
Net asset value, beginning of year	$9.46	$9.50	$8.12	$8.99	$10.23
Investment Operations:
Net investment income(1)	0.10	0.16	0.11	0.10	0.11
Net realized and unrealized gain (loss) on investments and foreign currency	4.96	0.11	1.54	(0.92)	(0.74)
Total from investment operations	5.06	0.27	1.65	(0.82)	(0.63)
Less Distributions:
Distributions from ordinary income	(0.71)	(0.31)	(0.27)	(0.05)	(0.21)
Distributions from capital gains	–	–	–	–	(0.40)
Total from distributions	(0.71)	(0.31)	(0.27)	(0.05)	(0.61)
Net asset value, end of year	$13.81	$9.46	$9.50	$8.12	$8.99
Market price, end of year	$12.37	$7.91	$7.82	$6.77	$7.63
Total investment return based on:(2)
Net Asset Value	55.8%	3.7%	21.2%	(9.0%)	(5.4%)
Market price	66.9%	5.3%	19.6%	(10.6%)	(8.6%)
Ratio/Supplemental Data:
Net assets, end of year (000)	$391,326	$267,961	$269,183	$229,951	$254,647
Ratio of expenses to average net assets	2.09%(3)	1.30%	1.28%	1.47%	1.20%
Ratio of net income to average net assets	0.89%	1.69%	1.25%	1.29%	1.07%
Portfolio turnover rate	52%	46%	53%	46%	27%

(1)	Based on average shares outstanding.
(2)
The Market price total return is adjusted for reinvestment of income dividends, ordinary income distributions, long-term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions. Net Asset Value total return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale and the lower of market value or net asset value is used for dividend reinvestment dates.

(3)	Includes Discount Management Consulting fee (“DMC”). Excluding DMC fee the ratio would be 1.37%.
See notes to financial statements

24

JAPAN SMALLER CAPITALIZATION FUND, INC.
SUPPLEMENTAL SHAREHOLDER INFORMATION
(Unaudited)
The 2025 annual meeting of the shareholders of the Fund was held at the offices of
NAM-U.S.A. on November 13, 2025 (the “Meeting”). The purpose of the Meeting was
(1) to elect six Directors to serve for a term of one year and until their successors are duly elected and qualify, (2) to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.
1.  To elect six Directors:
At the Meeting, Yusuke Andoh, David B. Chemidlin, Arthur B. Laby, Marcia L. MacHarg, Yuichi Nomoto, and Paige P. Ouimet were re-elected and Tina Jones was elected to serve as Directors of the Fund for a term expiring at the annual meeting of shareholders to be held in 2026 and until their successors are duly elected and qualify. The results of the voting at the Meeting were as follows:

	Shares Voted For	Shares Voted Withhold Authority	Votes Abstained
Yusuke Andoh	17,629,696	6,399,725	155,113
David B. Chemidlin	17,565,634	6,432,512	186,388
Tina Jones	21,131,910	2,868,791	183,833
Arthur B. Laby	21,814,624	2,218,808	151,102
Marcia L. MacHarg	17,478,460	6,530,469	175,605
Paige P. Ouimet	21,809,710	2,224,053	150,771

25

JAPAN SMALLER CAPITALIZATION FUND, INC.
SUPPLEMENTAL SHAREHOLDER INFORMATION
(Continued)(Unaudited)

INDEPENDENT DIRECTORS
Name, Age, Position(s) Held with the Fund, Length of Service, Other Directorships Held by Director, Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Director	Principal Occupation(s) During Past 5 Years:
David B. Chemidlin (69) Director and Chairman of the Audit Committee Director and Chairman of the Audit Committee since: 2006 Director of one fund in the Fund Complex	Owner and President of AbidesWorks LLC (accounting and business support services) since 2016; Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) from 1995- 2016.
Tina Jones (52) Director Nominee Director Nominee since: November 2025
Head of U.S. Asset Management of Rothschild & Co. from 2019-2023; Chief Investment Officer of Asset Management US from 2018-2023; Board Member of Asset Management US from 2018-2023; Portfolio Manager from 2017-2023

Arthur B. Laby (62) Director and Chairman of the Nominating Committee Director and Chairman of the Nominating Committee since: November 2024 Director of one fund in the Fund Complex
Vice Dean at Rutgers Law School since 2023; Co-Director of the Rutgers Center for Corporate Law and Governance since 2015; Professor of Law at Rutgers Law School since 2011; Associate Professor from 2006-2011; Assistant General Counsel for the U.S. Securities and Exchange Commission from 2001-2005.

Marcia L. MacHarg (77) Director and Chairperson of the Board Director since: 2013 Chairperson of the Board since: 2024 Director of one fund in the Fund Complex
Partner, Debevoise & Plimpton LLP (an international law firm) from 1987-2012; Of Counsel, Debevoise & Plimpton LLP since 2013; Trustee, Board of Trustees of Smith College from 2014-2022 and Chair of the Audit Committee of the Board of Trustees from 2016- 2022; Member of the Executive Committee of the Friends of Smith College Libraries from 2013-2015.

Paige P. Ouimet (50)
Director and Chairperson of the Governance and Compliance Committee
Director and Chairperson of the Governance and Compliance Committee since: 2021
Director of one fund in the Fund Complex

Kenan-Flagler Business School Professor at the University of North Carolina at Chapel Hill since 2021; Executive Director of the Kenan Institute of Private Enterprise since 2023; Associate Dean of the PhD Program from 2022-2024; Associate Professor from 2016-2020; Assistant Professor from 2008-2015.

26

JAPAN SMALLER CAPITALIZATION FUND, INC.
SUPPLEMENTAL SHAREHOLDER INFORMATION
(Continued)(Unaudited)

INTERESTED DIRECTOR
Name, Age, Position(s) Held with the Fund, Length of Service, Other Directorships Held by Director, Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Director	Principal Occupation(s) During Past 5 Years:
Yuichi Nomoto (53)* President and Director President and Director from: April 2019 to April 2025 Director of one fund in the Fund complex
President and Chief Executive Officer of Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.”) from 2019- 2025; Head of Global Business Strategy Department of Nomura Asset Management Co., Ltd. (“NAM”) from April 2022 to March 2023; Managing Director of NAM-U.S.A. since 2018; Head of Client Services and Marketing of NAM-U.S.A. from 2016-2020; Executive Director of NAM-U.S.A. from 2016- 2018.

Yusuke Andoh (46)* President and Director President and Director since: April 2025 Director of one fund in the Fund complex
President and Chief Executive Officer of NAM- U.S.A. since April 2025; Executive Director, Head of the Japanese Marketing Team since 2024 of NAM-U.S.A. Fund Manager leading different teams in the Business Development and Marketing, Wholesale and Marketing Department at NAM from 2014 to 2024.

*	Mr. Nomoto and Mr. Andoh are “interested persons,” as defined in the Investment Company Act, of the Fund based on their positions with NAM-U.S.A. and NAM.
Committees and Directors’ Meetings. The Board of Directors has a standing Audit Committee, a standing Nominating Committee, and a standing Governance and Compliance Committee, each of which consists of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act and are “independent” as defined in the New York Stock Exchange listing standards. Currently, David B. Chemidlin, Arthur B. Laby, Tina Jones, Marcia L. MacHarg and Paige P. Ouimet are members of the Committees. The Fund has no standing Compensation Committee.
Each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which they served and, if a member, of the aggregate number of meetings of the Audit, Nominating and Special Committees held during the period for which they served.

27

JAPAN SMALLER CAPITALIZATION FUND, INC.
SUPPLEMENTAL SHAREHOLDER INFORMATION
(Continued)(Unaudited)

OFFICERS OF THE FUND
Name, Address, Age, Position(s) Held with the Fund, Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years:
Yuichi Nomoto** (53) President and Director President and Director since: April 2019 to April 2025 Director of one fund in the Fund complex
President and Chief Executive Officer of Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.”) from 2019- 2025; Head of Global Business Strategy Department of Nomura Asset Management Co., Ltd. (“NAM”) from April 2022 to March 2023; Managing Director of NAM-U.S.A. since 2018; Head of Client Services and Marketing of NAM-U.S.A. from 2016-2020; Executive Director of NAM-U.S.A. from 2016- 2018.

Yusuke Andoh** (46) President and Director President and Director since: April 2025 Director of one fund in the Fund complex
President and Chief Executive Officer of NAM- U.S.A. since April 2025; Executive Director, Head of the Japanese Marketing Team since 2024 of NAM-U.S.A. Fund Manager leading different teams in the Business Development and Marketing, Wholesale and Marketing Department at NAM from 2014 to 2024.

Shinichi Masuda** (55) Vice President Vice President since: 2022
Chief Administrative Officer of NAM-U.S.A. since September 2022; Chief Project Manager, Asset Management Research Center of NAM from 2020 to 2022; Managing Director of the Product Planning and Development Department of NAM from 2018 to 2020; General Manager/Deputy General Manager of Nomura Bank (Luxembourg) S.A. from 2012 to 2018.

Michael A. Morrongiello** (67) Vice President Vice President since: 2021	Executive Director of NAM-U.S.A. since 2007; Head of Operations of NAM-U.S.A. since 1998.
Maria R. Premole** (64) Vice President Vice President since: 2013
Executive Director, Head of the Closed End Fund Business Development since October of 2023; Vice President in the Business Strategy Department from April 2022 to October of 2023; Vice President of NAM-U.S.A. since 2013.

28

JAPAN SMALLER CAPITALIZATION FUND, INC.
SUPPLEMENTAL SHAREHOLDER INFORMATION
(Continued)(Unaudited)

Name, Address, Age, Position(s) Held with the Fund, Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years:
Neil A. Daniele** (65) Secretary and Chief Compliance Officer Secretary since: 2002 Chief Compliance Officer since: 2005
Chief Compliance Officer of NAM-U.S.A. since 2005 and Managing Director of NAM-U.S.A. since 2007; Chief Compliance Officer of Nomura Corporate Research and Asset Management Inc. since 2009 and Chief Compliance Officer of Nomura Capital Management LLC since 2024; Corporate Secretary of NAM-U.S.A. since 2013.

Thomas Perugini (56) Treasurer Treasurer since: May 2024 ACA Group 190 Middle St, Suite 301 Portland, ME 04101	Senior Principal Consultant/Fund Principal Financial Officer of ACA Group since 2023; Vice President for Fund Administration Product at State Street Corporation from 2019 to 2023.

*	Elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
**
The address of the officer listed above is Worldwide Plaza, 309 West 49th Street, New York,
New York 10019.

29

JAPAN SMALLER CAPITALIZATION FUND, INC.
INVESTMENT OBJECTIVE AND POLICIES(Unaudited)
The investment objective of the Fund is long-term capital appreciation through investments in Japanese smaller capitalization companies. The Fund’s investment policy is to invest, under normal market conditions, at least 80% of its total assets in smaller capitalization Japanese equity securities traded on the Tokyo, Nagoya, Fukuoka and Sapporo Stock Exchanges and included or traded on other indices or markets, as applicable, determined by the Investment Adviser to be appropriate indices or markets, for smaller capitalization companies in Japan (“Smaller Capitalization Companies”). Neither the Fund’s investment objective nor its investment policy may be changed without the approval of the holders of a majority of the outstanding Shares. A majority vote, as defined by the Investment Company Act, means the affirmative vote of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.
Under normal market conditions, at least 80% of the Fund’s total assets are invested in equity securities of Smaller Capitalization Companies. Currently, the Investment Adviser considers Smaller Capitalization Companies to be those companies whose equity securities are included, at the time of purchase, in the Russell/Nomura Small Cap™ Index and certain other companies described below that are not represented in the Russell/Nomura Small Cap™ Index. The Russell/Nomura Small Cap™ Index measures the performance of small companies (in terms of adjusted market capitalization) and as of February 28, 2026 consists of 1,044 of the equity securities of the smallest companies included in the Russell/Nomura Total Index, representing the bottom 15% of the total market capitalization of the Russell/Nomura Total Market™ Index. The Russell/Nomura Total Market™ Index as of February 28, 2026 is comprised of 1,295 of the largest Japanese equity securities as determined by total market capitalization (in terms of adjusted market capitalization) and measures the performance of the broad Japanese equity market. Companies representing the bottom 2% of the total Japanese equity market (in terms of adjusted market capitalization) are not included in the Russell/Nomura Total Index and therefore are not included in the Russell/Nomura Small Cap™ Index. However, because the companies that belong to this bottom 2% have small market capitalizations, the Investment Adviser considers these companies to be Smaller Capitalization Companies. In addition, the Investment Adviser may deem other companies to be Smaller Capitalization Companies. As of February 28, 2026, the largest of the Smaller Capitalization Companies in the Russell/Nomura Total Index has an approximate market capitalization of 981 billion Yen which is approximately 7 billion in U.S. dollars terms. The market capitalizations of companies in the Russell/Nomura Small Cap™ Index change with market conditions and the composition of the Russell/Nomura Small Cap™ Index.
The Fund may invest its assets in a broad spectrum of industries. The Fund seeks to identify and invest in companies it believes offer potential for long-term capital appreciation. In evaluating prospective investments, the Investment Adviser utilizes internal financial, economic and credit analysis resources as well as information obtained from other sources. In selecting industries and companies for investment, the Investment Adviser considers overall growth prospects, financial conditions, competitive position, technology, research and development, productivity, labor costs and sources, profit margins, return on

30

JAPAN SMALLER CAPITALIZATION FUND, INC.
INVESTMENT OBJECTIVE AND POLICIES(Continued)(Unaudited)
investment, structural changes in local economies, capital resources, the degree of government regulation or deregulation, management and other factors. There can be no assurance that the Fund will realize its investment objective.
Securities of Smaller Capitalization Companies are traded in a number of separate markets in Japan that have been developed in response to increased attention to this section of the securities market. At the time the Fund commenced operations in 1990, securities of emerging Japanese companies were traded primarily on the Japanese over-the-counter market and securities of these companies were not generally eligible for listing on major securities exchanges.
The Fund has adopted certain other policies as set forth below:
Assets Not Invested in Smaller Capitalization Companies, Other than Cash. The Fund may invest in equity securities of companies not considered Smaller Capitalization Companies, and also invest in fixed income securities. These fixed-income securities include non-convertible preferred stock, debt securities, obligations issued or guaranteed by the U.S. or Japanese government or their agencies or instrumentalities and money market instruments (such as short term obligations issued or guaranteed by the U.S. or Japanese government, commercial paper and time deposits, certificates of deposit and bankers’ acceptances of U.S. or Japanese banks).
Repurchase Agreements. Repurchase agreements are contracts pursuant to which the seller of a security agrees at the time of sale to repurchase the security at an agreed upon date and price in a specified currency, thereby determining the yield during the term of the agreement. When the Fund enters into a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement, marked to market daily, at not less than their repurchase price. This results in a fixed rate of return for the Fund that is insulated from market fluctuation during such period although the rate of return may be affected by currency fluctuations.
Lending Portfolio Securities. In order to increase income, the Fund is authorized to lend portfolio securities from time to time to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. government securities. The Fund currently has suspended its securities lending program but may resume participation in the future. Under the Fund’s procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to the Fund, and the Fund will have the right, on demand, to call back the loaned securities. The Fund may pay fees to arrange the loans. The Fund will neither lend portfolio securities in excess of 30% of the values of its assets nor lend its portfolio securities to any officer, director, employee or affiliate of the Fund, the Manager or the Investment Adviser. Although the Fund is authorized to lend portfolio securities, it does not currently do so. However, it may resume the practice at any time.
Borrowings. The Fund is authorized to borrow money in amounts of up to 10% of the value of its total assets at the time of such borrowings.

31

JAPAN SMALLER CAPITALIZATION FUND, INC.
INVESTMENT OBJECTIVE AND POLICIES(Continued)(Unaudited)
Hedging Foreign Currency. The Fund is authorized to deal in forward foreign exchange between the U.S. dollar and the Yen as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price at the time of the contract. The Fund’s dealings in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. The Fund does not intend to utilize hedging techniques to a significant extent.
The Fund is also authorized to purchase or sell listed or over the counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.
Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline, and it precludes the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange are usually conducted on a principal basis, no fees or commissions are involved.

32

JAPAN SMALLER CAPITALIZATION FUND, INC.
RISK FACTORS AND SPECIAL CONSIDERATIONS
(Unaudited)
Risks of Investing in Equity Securities
Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries or due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
One or more markets in which the Fund invests may go down in value, with the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Securities selected by Fund management may underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.
Risks of Investing in Japan
General. There are special risks associated with investments in Japan and the value of the Fund’s shares may vary widely in response to political and economic factors affecting companies in Japan. Political, social or economic disruptions in Japan or in other countries in the region may adversely affect the values of Japanese securities and thus the Fund’s holdings.
Japan’s economy could be negatively impacted by many factors, including rising interest rates, tax increases and budget deficits. Economic downturns or political instability in its key trading partners, which include the United States and China, could have an adverse effect on the Japanese economy. Currency fluctuations also could adversely impact Japan’s export market and its economy. If the Japanese government were to intervene in the currency market, as it has in the past, the yen’s value could fluctuate sharply and unpredictably, which could cause losses to investors. In the longer term, Japan will have to address the effects of an aging population, such as a shrinking workforce and higher welfare costs.
To date, Japan has had restrictive immigration policies that, combined with other demographic concerns, could have a negative impact on the economy. In addition, Japan lacks many natural resources and relies heavily on imports of oil and other commodities. Price increases, shortages or volatility in commodities markets could have a negative effect on Japan’s economy.

33

JAPAN SMALLER CAPITALIZATION FUND, INC.
RISK FACTORS AND SPECIAL CONSIDERATIONS
(Continued)(Unaudited)
In March 2011, a powerful earthquake and resulting tsunami struck northeastern Japan causing major damage along the coast, including damage to nuclear power plants in the region. Future similar disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted.
The growth of Japan’s economy historically has lagged that of its Asian neighbors and other major developed economies and it may continue to remain low. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners.
Currency Risks. The value of the Fund’s securities as measured in U.S. dollars may be affected by fluctuations in the value of the Yen relative to the U.S. dollar. The Yen has shown volatility over the past two decades. Such volatility could affect returns in the future. The Yen may also be affected by currency volatility elsewhere in Asia, especially Southeast Asia. Depreciation of the Yen will decrease the value of the Fund’s holdings. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the Yen. Japanese intervention in the currency markets could cause the value of the Yen to fluctuate sharply and unpredictably and could cause losses to investors.
The Fund’s assets will be invested principally in securities of Japanese issuers and substantially all of the income received by the Fund will be in Yen. However, the Fund will compute and distribute its income in U.S. dollars. Currency exchange rate fluctuations can decrease or eliminate income available for distribution. For example, if the value of the Yen falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the Yen to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and the Yen.
The Fund’s ability to hedge against foreign currency risks may adversely affect the Fund’s net asset value. The Fund may engage in a variety of foreign currency exchange transactions. Hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Adviser’s view as to certain market movements is incorrect, the risks that the use of hedging could result in losses greater than if they had not been used.
Regulatory and Judicial Risks. Issuers in Japan are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Japanese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles.

34

JAPAN SMALLER CAPITALIZATION FUND, INC.
RISK FACTORS AND SPECIAL CONSIDERATIONS
(Continued)(Unaudited)
Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and shareholders’ rights for issuers in Japan may differ from those that may apply in the U.S. Shareholders’ rights under Japanese law may not be as extensive as those that exist under the laws of the U.S. The Fund may therefore have more difficulty asserting its rights as a shareholder of a Japanese company in which it invests than it would as a shareholder of a comparable U.S. company.
It may be difficult for the Fund to obtain a judgment in a court outside the U.S. with respect to any claim that the Fund may have against any such issuer or its directors and officers. If the Fund obtains a judgment in a U.S. court, it may be difficult to enforce such judgment in Japan.
The Investment Adviser is a Japanese corporation with its principal place of business in Tokyo, Japan. Therefore, it may not be possible for shareholders to enforce against the Investment Adviser, in U.S. courts or foreign courts, judgments obtained in U.S. courts predicated upon the civil liability provisions of the federal securities laws of the U.S. In addition, it is not certain that a foreign court would enforce, in original actions, liabilities against the Investment Adviser predicated solely upon the securities laws of the U.S.
The Fund may hold its foreign securities and cash in foreign banks and securities depositories. There may be less regulatory oversight over their operations than in the case of U.S. financial institutions. Also, certain Japanese laws may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.
Concentration Risk. From time to time, the Fund may invest a greater proportion of its assets in the securities of companies that are part of specific sectors and related industries of the Japanese economy. The Fund is therefore subject to greater risk of loss with respect to its portfolio securities as a result of its focus on such sectors and related industries.
Investing in a significantly reduced number of issuers may result in greater performance volatility, as the Fund will be more exposed to the risks associated with and developments affecting an individual issuer than if the Fund’s investments were less concentrated.
Risks of Investing in Smaller Capitalization Companies
The Fund invests a substantial portion of its assets in the securities of smaller capitalization companies in Japan. Investments in the securities of these companies may present greater opportunities for growth, but also involve greater risks than are customarily associated with investments in securities of more established and larger capitalized companies. The securities of smaller capitalization companies have fewer market makers and wider price spreads, which may in turn result in more abrupt and erratic market price movements and make the Fund’s investments more vulnerable to adverse general market or economic developments than would investments only in large, more established Japanese companies. It is more difficult to obtain information about smaller capitalization companies because they tend to be less well known and have shorter operating histories and because

35

JAPAN SMALLER CAPITALIZATION FUND, INC.
RISK FACTORS AND SPECIAL CONSIDERATIONS
(Continued)(Unaudited)
they tend not to have significant ownership by large investors or be followed by many securities analysts. Additionally, these companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group that may lack depth and experience. Investments in larger and more established companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel.
Additional Risks
War, terrorism, geopolitical uncertainties, public health issues and other business interruptions have caused and could cause damage or disruption to international commerce and the global economy, and thus could have a material adverse effect on the Fund. The Fund’s business operations are subject to interruption by, among others, natural disasters, whether as a result of climate change or otherwise, fire, power shortages, nuclear power plant accidents and other industrial accidents, terrorist attacks and other hostile acts, labor disputes, public health issues and other events beyond its control. Should major public health issues, including pandemics, arise, the Fund could be adversely affected by market downturns.
For example, the outbreak of an infectious coronavirus (COVID-19) that developed into a global pandemic negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The impact of other epidemics and pandemics that may arise in the future could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time.
Additionally, a global trade war initiated by the imposition of tariffs could lead to increased market volatility, disruptions in supply chains, and reduced economic growth, all of which could negatively impact the value of the Fund’s investments.

36

JAPAN SMALLER CAPITALIZATION FUND, INC.
TAX INFORMATION (Unaudited)
We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year ended February 28, 2026 as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, the Fund designates $1,053,500 as foreign tax credit with the associated foreign gross income of $10,534,999.
Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which was sent to you separately in January 2026.
REVIEW OF THE FUND’S MARKET PRICE COMPARED TO
NET ASSET VALUE (Unaudited)
Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value (“NAV”). Although the shares of the Fund have traded at such a premium, they also have traded at a discount from NAV.
Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the market price of the Fund’s shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in the shareholders’ overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.
In addition, on May 26, 2016, the Board of Directors approved a Discount Management Plan. Under the plan, the Fund is authorized to make open-market share repurchases on the New York Stock Exchange. Such repurchases may be made from time to time as authorized by the Board of Directors.
To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund (except in respect of the CTO discussed below and at Note 6. Subsequent Events). The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or an interval fund. As a “country fund” emphasizing a smaller capitalization segment of the market, the Fund’s NAV is more volatile than might be the case for a fund with a broader investment focus. The Board of Directors believes that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and the Directors believe that the recent volatility of the financial markets in Japan supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund’s ability to pursue its investment objectives. The Board of Directors intends to continue to review, on a quarterly basis, the trading market for the Fund’s shares.
During the fiscal year, the Board engaged an unaffiliated financial adviser, UBS Securities LLC, to advise on potential corporate actions. The professional fees associated

37

JAPAN SMALLER CAPITALIZATION FUND, INC.
REVIEW OF THE FUND’S MARKET PRICE COMPARED TO
NET ASSET VALUE(Continued) (Unaudited)
with this limited-duration engagement are being borne by the Fund, a portion of which were paid during the fiscal period and the remainder of which will be paid through August 2026. These fees resulted in an increase in the Fund’s expense ratio during the period and are expected to result in an increase through fiscal year ending February 2027, after which the expense ratio is expected to return to prior historic levels.
On June 6, 2025, the Fund announced that its Board approved a LDP under which the Fund will pay monthly distributions at an annualized rate of 10% of the Fund’s Net Asset Value (“NAV”) as of May 31, 2025. The LDP is intended to provide shareholders with a constant, though not guaranteed, fixed rate of distribution each month. In approving the LDP, the Board considered, among other factors, the potential impact of the LDP as a tool to narrow the discount to NAV at which the Fund’s shares have historically traded, the Fund’s ability to sustain the LDP, and the possibility that making regular distributions could enhance liquidity for common shareholders and potentially attract new investors. The Fund cannot predict what effect, if any, the LDP will have on the market price of its shares, or whether such market price will trade at a narrower or wider discount to NAV compared to levels prior to the LDP’s adoption. The Board may terminate or modify the parameters of the LDP at any time without prior notice to the Fund’s shareholders if circumstances warrant. The amendment or termination of the LDP could have an adverse effect on the market price of the Fund’s shares.
On June 6, 2025, the Board announced the adoption of a policy pursuant to which the Fund intends to conduct a CTO for 10% of its outstanding shares, provided that the Fund’s shares trade at an average daily market price discount of 9% or greater to NAV during the nine-month measurement period beginning on July 1, 2025 and ending on March 31, 2026 (and for each one-year performance period thereafter) (the “Performance Policy”). The offer size, price at which shares are to be tendered, and other terms and conditions of such CTO would be determined by the Board in its discretion based on its review and consideration of market conditions at that time and any other factors it deems relevant. The Board would proceed with the CTO pursuant to the Performance Policy only to the extent it would be consistent with the best interests of the Fund and its stockholders under then-current circumstances. The Board may terminate or modify the parameters of the CTO at any time without prior notice to the Fund’s shareholders if circumstances warrant. The amendment or termination of the CTO could have an adverse effect on the market price of the Fund’s shares.
For more current information on the Fund’s CTO and LDP, see Note 6. Subsequent Events.

38

JAPAN SMALLER CAPITALIZATION FUND, INC.
BOARD REVIEW OF THE MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS (Unaudited)
The Board of Directors of the Fund consists of six directors, five of whom are independent or non-interested directors (the “Independent Directors”). The Board considers matters relating to the Fund’s management and investment advisory agreements throughout the year. On an annual basis, the Board specifically considers whether to approve the continuance of these agreements for an additional one-year period. The specific agreements (the “Agreements”) consist of the Fund’s management agreement (the “Management Agreement”) with Nomura Asset Management U.S.A. Inc. (the “Manager”) and the investment advisory agreement between the Manager and its parent, Nomura Asset Management Co., Ltd. (the “Investment Adviser”).
The Board, including the Independent Directors, most recently approved the continuance of the Agreements at a meeting held on November 13, 2025. In connection with their deliberations at that meeting and at a separate meeting of the Independent Directors held on November 3, 2025, the Independent Directors received materials that included, among other items, information provided by the Manager including (i) copies of the Agreements and actions taken regarding such Agreements including approval history, (ii) a presentation on the Investment Adviser, the Fund’s investment strategy, Nomura Japan Small Cap Value Equity Strategy, and Other Accounts under Management, (iii) the organizational structure of the Investment Adviser and Manager including biographical information about the personnel performing management and investment advisory services for the Fund, (iv) responses to questionnaires from the Manager and the Investment Adviser concerning their respective resources, services they provide to the Fund, and other current matters, (v) the most current financial statements and profitability of the Manager and the Investment Adviser including the management fee paid by the Fund to the Manager and the advisory fee paid by the Manager to the Investment Adviser, (vi) historical performance of the Fund, performance of comparative small-cap funds, and performance of the Fund’s Benchmark, (vii) historical fund and financial highlights and historical ratio of expenses to average net assets, (viii) an analysis of the management fee structure compared to closed-end funds with Asia Equity strategies including assumed economies of scale, assets under management, and expense ratio. The Independent Directors were advised by, and received materials (including a detailed memorandum reviewing the applicable legal standards and factors to be taken into account in considering the renewal of investment management agreements, as set forth by the Supreme Court and other relevant court decisions) from their independent counsel in considering these matters and the continuance of the Agreements.
In considering the continuance of the Agreements at the meeting held on November 13, 2025, the Board, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Directors in connection with their review of the Agreements included the following:
The nature, extent and quality of the services provided to the Fund under the Agreements. The Board considered the nature, extent and quality of the services provided to the Fund by the Manager and the Investment Adviser and the resources dedicated by the Manager and the Investment Adviser. These services included both investment advisory services and related services such as the compliance oversight provided by the Manager.

39

JAPAN SMALLER CAPITALIZATION FUND, INC.
BOARD REVIEW OF THE MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS(Continued) (Unaudited)
Based on its review of all of the services provided by the Manager and the Investment Adviser, the Board, including the Independent Directors, concluded that the nature, extent and quality of these services supported the continuance of the Agreements.
Performance. The Board considered performance information provided by the Manager regarding the Fund’s performance over a number of time periods, including the three-month, year to date, one-year, three-year, five-year, and ten-year periods ended September 30, 2025. The Manager provided information about the performance of the Fund compared to the Fund’s Benchmark and comparative small-cap funds, Fund highlights and Fund financial highlights for the last three fiscal year ends, data on the Fund’s expense ratio and summary of expenses for the last semi-annual period and prior five fiscal year ends, and comparative management fee structure, expense ratio, and other information on other closed-end funds with Asian Equity strategies.
The costs of the services to be provided and the profits to be realized by the Manager and its affiliates from their advisory relationships with the Fund. The Board considered the fee under the Fund’s management agreement in connection with other information provided for the Directors’ consideration. The Board considered information provided by the Manager regarding fees charged by the Manager and its affiliates to institutional accounts and other investment companies having investment objectives similar to the Fund’s investment objective, including Japanese retail unit trusts. The Board recognized that the nature of the services provided by the Manager and the Investment Adviser to other investment vehicles and separate accounts differed from the range of services provided to the Fund.
The Manager also provided the Board with information prepared by the Manager and the Investment Adviser indicating the profitability of the Agreements to these respective advisers. This presentation included information regarding methodologies used to allocate expenses in considering the profitability of the Agreements to the Manager and the Investment Adviser. The Independent Directors reviewed this information with the Manager to understand expense allocation methodology utilized by the Investment Adviser.
After reviewing the information described above including investment performance and fee structures of comparative funds, the Independent Directors concluded that the management fee proposed to be charged to the Fund was reasonable and the profitability of the Agreements to the Manager and the Investment Adviser supported the continuance of the Agreements.
Based on an evaluation of all factors deemed relevant, including the factors described above and taking into account information received throughout the preceding year, the Board, including each of the Independent Directors, concluded that the Agreements should be continued through December 31, 2026.

40

JAPAN SMALLER CAPITALIZATION FUND, INC.
DIVIDEND REINVESTMENT PLAN (Unaudited)
The Dividend Reinvestment Plan (the “Plan”) is available automatically for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or long-term capital gain distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to Computershare Trust Company, N.A., (the “Plan Agent”), P.O. Box 505000 Louisville, KY 40233. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.
Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder’s account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended February 28, 2026, the Fund issued no new shares for dividend reinvestment purposes.

41

JAPAN SMALLER CAPITALIZATION FUND, INC.
DIVIDEND REINVESTMENT PLAN(Continued) (Unaudited)
Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time.
There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder’s own name and must be in writing and should include the shareholder’s name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the appropriate number of full shares will be reflected in the Fund records and a cash payment for any fractional shares will be issued. The shareholder may also request the Plan Agent to sell part or all of the shareholder’s shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee plus $0.15 per share sold will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.
The Plan Agent will maintain all shareholders’ accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.
The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.
The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least
90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Trust Company, at Computershare Trust Company, N.A. P.O. Box 43006 Providence, RI 02940-3006.

42

BOARD OF DIRECTORS
David B. Chemidlin
Tina Jones from November 2025
Arthur B. Laby
Marcia L. MacHarg
Yusuke Andoh from April 2025
Yuichi Nomoto to April 2025
Paige P. Ouimet
OFFICERS
Yusuke Andoh, President from April 2025
Yuichi Nomoto, President to April 2025
Shinichi Masuda, Vice President
Michael A. Morrongiello, Vice President
Maria R. Premole, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Thomas Perugini, Treasurer
MANAGER
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019-7316
INTERNET ADDRESS
http://www.nomura-asset.com/investment-solutions/funds/closed-end-funds/jof
INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
2-2-1, Toyosu, Koto-ku,
Tokyo 135-0061, Japan
DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3006
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110-1548
COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
One Manhattan West
New York, New York 10001
JAPAN SMALLER CAPITALIZATION FUND, INC.
WORLDWIDE PLAZA
309 WEST 49TH STREET
NEW YORK, NEW YORK 10019-7316
This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

Rev. 5/2019

FACTS	WHAT DOES NOMURA ASSET MANAGEMENT U.S.A. INC. DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
 ▪ Social Security number
 ▪ Account balances
 ▪ Transaction history
 ▪ Account transactions
 ▪ Transaction or loss history
 ▪ Assets
When you are no longer our customer, we continue to share your information as described in the notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Nomura Asset Management U.S.A. Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Nomura Asset Management U.S.A. Inc. share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share.
For joint marketing with other financial companies	No	We don’t share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share.
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share.
For our affiliates to market to you	No	We don’t share.
For nonaffiliates to market to you	No	We don’t share.

Questions?	Call 1-800-833-0018 or go to http://www.nomura.com/nam-usa/

Who we are
Who is providing this notice?	Nomura Asset Management U.S.A. Inc.

What we do
How does Nomura Asset Management U.S.A. Inc. protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

This privacy policy is jointly provided by Nomura Asset Management U.S.A. Inc. and the funds listed in “Other Institutions Included in This Notice” below.
How does Nomura Asset Management U.S.A. Inc. collect my personal information?
We collect your personal information, for example, when you
 ▪ Open an account
 ▪ Deposit money
 ▪ Enter into an investment advisory contract
 ▪ Give us contact information
 ▪ Seek advice about your investments
 ▪ Make deposits or withdrawals from your account
We also collect your personal information from other companies.

Why can’t I limit sharing?
Federal law gives you the right to limit only
 ▪ Sharing for affiliates’ everyday business purposes–information about your creditworthiness
 ▪ Affiliates from using your information to market to you
 ▪ Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nomura Asset Management U.S.A. Inc. does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates we share with can include custodians, transfer agents, third-party operations service providers, and firms specializing in Anti-Money Laundering and Customer Identification services.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products to you.
Nomura Asset Management U.S.A. Inc. does not jointly market.

Other Institutions Included in This Notice
Japan Smaller Capitalization Fund, Inc.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	and (b) As of February 28, 2026, the Registrant had adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. The Registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

(c)	During the fiscal year ended February 28, 2026, the Code of Ethics was amended. The Code of Ethics was reviewed as part of the annual compliance program testing. The review included a test against the regulatory requirements and implementation at the firm. Please reference Exhibit 19 (a) (1) for the full Code of Ethics.

(d)	Not applicable.

(e)	Not applicable.

(f)	A copy of the Code of Ethics will be provided, without charge, upon request to the Registrant by calling toll-free 1-800-833-0018 or by emailing JOFInvestorRelations@nomura-asset.com.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Directors has determined that there is one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The name of the audit committee financial expert is David B. Chemidlin. Mr. Chemidlin has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate audit fees billed for each of the last two fiscal years for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements or services that are normally provided by the Auditor in connection with statutory and regulatory filings or engagements for those fiscal years were $113,640 for February 28, 2026 and $110,865 for February 28, 2025.

(b)	Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Registrant’s principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item were $0 for February 28, 2026 and $0 for February 28, 2025.

(c)	Tax Fees

The aggregate fees billed in each of the last two fiscal years for tax compliance, tax advice, and tax planning services by the Registrant’s principal accountant were $31,405 for February 28, 2026 and $30,935 for February 28, 2025. The amount represents aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing of federal, state and local income tax returns, registered investment company qualification review, assistance with determination of Passive Foreign Investment Companies, and tax distribution and analysis planning.

(d)	All Other Fees

There were no other services performed for each of the last two fiscal years by the Registrant’s principal accountant other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to pre-approve all auditing services to be provided to the Registrant by the Registrant’s independent accountants; (b) to pre-approve all non-audit services, including tax services, to be provided to the Registrant by the Registrant’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the pre-approval requirement with respect to the provision of non-audit services to the Registrant by the Registrant’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to pre-approve non-audit services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2)	Not applicable.

(f)	Not applicable.

(g)	Non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant in each of the last two fiscal years were $31,405 for February 28, 2026 and $30,935 for February 28, 2025. The amount represents aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing of federal, state and local income tax returns, registered investment company qualification review, assistance with determination of Passive Foreign Investment Companies, and tax distribution and analysis planning.

Non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant’s Manager and any entity controlling, controlled by, or under common control with the Registrant’s Manager that provides ongoing services to the Registrant (“Service Affiliates”) in each of the last two fiscal years were $3.9 million for March 31, 2026 and $3.1 million for March 31, 2025. These amounts represent aggregate fees paid for audit related services, tax compliance, tax advice and tax planning services and other advisory services concerning risk management and regulatory matters rendered by the Registrant’s principal accountant to Service Affiliates.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered by the Registrant’s principal accountant to Service Affiliates during the Registrant’s most recent fiscal year which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Registrant’s principal accountant’s independence. All services provided by the Registrant’s principal accountant to the Registrant or to Service Affiliates which were required to be pre-approved were pre-approved as required.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants

(a)	The Registrant’s Board of Directors has a standing Audit Committee, which consists of the Directors who are not “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, David B. Chemidlin, Arthur B. Laby, Marcia L. MacHarg, Paige P. Ouimet and Tina Jones are members of the Audit Committee.

(b)	Not applicable.

Item 6. Investments.

(a)	The Registrant’s investments in securities of unaffiliated issuers as of February 28, 2026 are included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the Financial Statements filed under Item 1 of this form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Global Proxy Voting Policy

This Policy applies to resolutions to be proposed at shareholders’ meetings which are held on or after November 1, 2021 and the Policy on Japan Companies which is dated November 1, 2025.

These Policies apply for investee companies globally.

The Global Proxy Voting Policy is included herewith as Exhibit 19(a)(2).

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(1)	As of February 28, 2026, Mr. Atsushi Katayama acts as the Registrant’s lead portfolio manager. Mr. Katayama is Senior Investment Officer and currently heads the Active Japanese Equity Investment Department Head of the Japan Small Cap team in Nomura Asset Management Co., Ltd. (“NAM Tokyo”), the Registrant’s Investment Adviser. He started his equity investment career in 2006 at NAM Tokyo, where he provided fundamental research on Japanese small to mid-cap stocks. In 2008, Mr. Katayama joined TPG-Axon as an equity analyst covering Retail, Capital Goods, Financials, and Internet sectors. He worked at Point 72 Asia from 2014 to 2019 and at Dymon Asia Capital from 2019 to 2021, where he was a portfolio manager managing long-short Japan equity products and returned to NAM Tokyo as a senior portfolio manager in 2021. In 2023 He became the Head of the Japan Small Cap Team at NAM Tokyo. Mr. Katayama earned a Master of Science degree from Kyoto University in 2001 and his MBA from the University of Chicago in 2006. The portfolio manager is primarily responsible for the day-to-day portfolio management for the Registrant. He oversees investment decisions and activities and reviews research analysis.

(2)	As of February 28, 2026, the portfolio manager was primarily responsible for the day-to-day portfolio management for the Registrant.

(3)	As of February 28, 2026, the portfolio manager receives a combination of base compensation and discretionary compensation. The methodology used to determine the portfolio manager’s compensation is applied across all accounts managed by the portfolio manager. Generally, the portfolio manager receives fixed salary compensation based on his duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the portfolio manager’s performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills. In addition to base compensation, the portfolio manager may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid annually, is based on both quantitative and qualitative scores. The quantitative score is determined based on the outperformance of portfolio accounts measured against their specific benchmark. The qualitative score is determined by analyzing the portfolio manager’s performance and contributions to the investment organization. There is more emphasis on the quantitative score and Portfolio Manager performance is assessed over multiple years, in principle over one, three and five years.

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the period covered by this report, no purchases were made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15. Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors made or implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

Item 19. Exhibits.

(a)(1)	See Item 2.

(a)(2)	See Item 12.

(a)(3)	Certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)). See EX 99.CERT attached hereto.

(b)	Certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By:	/s/ Yusuke Andoh
Yusuke Andoh
Principal Executive Officer

Date	May 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Yusuke Andoh
Yusuke Andoh
Principal Executive Officer

Date	May 5, 2026

By:	/s/ Thomas Perugini
Thomas Perugini
Principal Financial Officer

Date	May 5, 2026